Research and Development Expenses	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Research and Development Expenses	Research and Development Expenses

(in millions)	2023	2022	2021
Staff costs, maintenance costs, and utilities(1)	$230	$247	$257
Depreciation of property, plant and equipment and amortization of intangible assets	119	110	147
Other (2)	79	125	74
Total	$428	$482	$478
(1)Staff costs, maintenance costs, and utilities costs include share-based compensation of $25 million, $27 million and $22 million for share options for the years ended December 31, 2023, 2022 and 2021, respectively.
(2)Other primarily includes material costs and net (income) expenses related to research funding agreements and wafer, labor, software license costs allocated (to) and from cost of revenue.